UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2019

Sentinel Energy Services

(Exact name of registrant as specified in its charter)

Delaware	001-38271	98-1370747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 2700

Houston, Texas 77002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 407-0686

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act: None*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*The registrant’s common stock is not listed on a stock exchange or quoted on an over-the-counter market. Accordingly, there is no public market for the registrant’s common stock as of the date of this report.

Item 1.01. Entry into a Material Definitive Agreement.

On December 9, 2019, following the approval of the proposals at the special meeting (the “Special Meeting”) of holders of Public Warrants (as defined below) of Sentinel Energy Services Inc. (the “Company”), the Company entered into an amendment (the “Warrant Agreement Amendment”) to the Warrant Agreement, dated as of November 2, 2017 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company (“CST”), which provides that each of the Company’s outstanding warrants that were issued as part of the units in its initial public offering (the “Public Warrants”) will automatically convert into the right to receive $0.02 per whole Public Warrant on such date as determined by the Company in its sole discretion. A copy of the Warrant Agreement Amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03.       Material Modification to Rights of Security Holders.

Reference is made to the description of the Warrant Agreement Amendment in Item 1.01 above, which is incorporated herein by reference.

Item 5.07       Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on December 9, 2019. The holders of the Company’s Public Warrants voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.	The Warrant Agreement Amendment Proposal. To approve the Warrant Agreement Amendment to provide that each of the Company’s 11,500,000 outstanding Public Warrants will automatically convert into the right to receive $0.02 per whole Public Warrant (the “Warrant Agreement Amendment Proposal”);

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,974,062	2,257,847	126,936	0

2.	The Adjournment Proposal. To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Agreement Amendment Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,926,495	105,371	326,979	0

Item 8.01       Other Events.

On December 12, 2019, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 1 to Warrant Agreement, dated as of December 9, 2019, by and between the Company and CST.
99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENTINEL ENERGY SERVICES INC.

	By:	/s/ Krishna Shivram
Dated: December 12, 2019		Name: Krishna Shivram
Title: Chief Executive Officer

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